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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2008

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Maryland                    000-22925               52-2090433
         --------                    ---------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)          Identification No.)


500 York Road, Towson, Maryland                              21204
-------------------------------                              -----
(Address of principal executive offices)                     (Zip Code)

                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN  OFFICERS; COMPENSATORY ARRANGEMENTS OF
              --------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

        (b) On May 8, 2008, Mark H. Anders resigned from the Boards of Directors of AmericasBank Corp. (the "Company") and AmericasBank (the "Bank"), the Company's wholly owned subsidiary.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 12, 2008                        AmericasBank Corp.
                                          ------------------
                                          (Registrant)


                                          By: /s/ A. Gary Rever
                                              ----------------------------------
                                              A. Gary Rever
                                              Acting Chief Executive Officer and
                                              Chief Financial Officer